UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                   FORM 8-K/A

                               Amendment No. 1 to

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 29, 2005

                        AMERICAN CAMPUS COMMUNITIES, INC.

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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         Maryland                    001-32265                 76-0753089
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(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
       of Incorporation)                                  Identification Number)

               805 Las Cimas Parkway, Suite 400, Austin, TX 78746
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               (Address of principal executive offices) (Zip Code)
                                  512-732-1000

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              (Registrants' telephone number, including area code)
                                       N/A

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          (Former name or former address, if changed since last report)
                                       N/A

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


We hereby amend Item 2.01 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 4, 2005 to file audited financial statements and unaudited pro forma financial information related to the acquisition of the Exchange at Gainesville, a property we acquired through our Operating Partnership on March 29, 2005.

Item 9.01  Financial Statements and Exhibits

Item 9.01 (a)       Financial Statements of Businesses Acquired

                    The required financial statements for the Exchange at Gainesville for the three months ended March 31, 2005
                    (unaudited) and for the year ended December 31, 2004 are filed as Exhibit 99.2 hereto.

Item 9.01 (b)       Pro Forma Financial Information

                    The required pro forma financial information for the three months ended March 31 2005 and for the year ended December 31, 2004 (all unaudited) is filed as Exhibit 99.3 hereto

Item 9.01 (c)       Exhibits

Exhibit Number      Title
--------------      -----

99.1                Report of Independent Registered Public Accounting Firm

99.2 Statements of Revenues and Certain Expenses of the Exchange at Gainesville for the three months ended March 31, 2005 (unaudited) and for the year ended December 31, 2004 and Notes thereto

99.3 Pro Forma Condensed Consolidated and Combined Statement of Operations of American Campus Communities, Inc. and Subsidiaries for the three months ended March 31, 2005 and for the year ended December 31, 2004 and Notes thereto (unaudited)


 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         American Campus Communities, Inc.
                                  (Registrant)

Date: June 3, 2005       By: /s/ Jonathan Graf
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                             Senior Vice President, Chief Accounting Officer and
                             Treasurer (Principal Accounting Officer)